UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017 (May 16, 2017)

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA 70433
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Globalstar, Inc. (the "Company") held its Annual Meeting of Stockholders on May 16, 2017, at which 914,030,839 shares were represented in person or by proxy. The Company submitted five matters to the vote of stockholders.  A summary of the matters voted upon by stockholders is set forth below.
1. Stockholders elected each of the two nominees for Class B director to serve for a term to expire at the 2020 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John M. R. Kneuer	765,518,973	2,816,685	5,527,797	140,167,384
James F. Lynch	760,871,230	7,473,842	5,518,383	140,167,384

2. Stockholders ratified the appointment of Crowe Horwath LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
904,538,299	7,388,977	2,103,563	—

3. Stockholders approved the compensation of the Company's named executive officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
765,629,370	2,626,443	5,607,642	140,167,384

4. Stockholders approved the the frequency of future advisory votes for the Company's executive compensation by the following votes:

One Year	Two Years	Three Years	Abstentions
58,980,409	547,591	708,599,139	5,736,316

Based on the voting results for Proposal 4 and consistent with the Company’s Board of Directors' recommendation in the Company’s proxy statement for the Annual Stockholders Meeting, the Board of Directors has determined that the Company will hold a future advisory vote on the Company’s executive compensation every three years until the next required vote on the frequency of future advisory votes on the Company’s executive compensation.

5. Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
881,727,219	24,759,991	7,543,629	—

The amendment was filed with the Delaware Secretary of State and became effective on May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Rebecca S. Clary
Rebecca S. Clary
Vice President and
Chief Financial Officer

Date: May 18, 2017